UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 13, 2026

Merit Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MMSI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Merit Medical Systems, Inc. (the “Company”) held on May 13, 2026, the Company’s shareholders approved (i) the Merit Medical Systems, Inc. 2026 Equity Incentive Plan (the “EIP”) and (ii) the Merit Medical Systems, Inc. 2026 Employee Stock Purchase Plan (the “ESPP”). The Company’s executive officers and directors are among those eligible to participate in the EIP, and the Company’s officers are among those eligible to participate in the ESPP. Descriptions of the EIP and the ESPP are set forth in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 31, 2026 (the “Proxy Statement”) in the section titled “Equity Incentive Plans” and are incorporated herein by reference. The description of the EIP is filed herein as Exhibit 99.1, and the description of the ESPP is filed herewith as Exhibit 99.2.

The descriptions of the EIP and ESPP contained herein and in the Proxy Statement are qualified in their entirety by reference to the EIP and ESPP, as applicable, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Following the approval of the EIP by the shareholders, the Company’s Board of Directors (the “Board”) approved a base form Restricted Stock Unit Award Agreement related to the grant of restricted stock units to directors (the “Director RSU Agreement”). Under the Director RSU Agreement, directors are granted a specified number of restricted stock units, which vest after 350 days provided that the respective director provides continuous service through the vesting date. The description of the Director RSU Agreement contained herein is qualified in its entirety by the base form Director RSU Agreement, a copy of which is filed herewith as Exhibit 10.3

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 14, 2026, the Board approved and adopted the Fifth Amended and Restated Bylaws of the Company (the “Fifth A&R Bylaws”). The Fifth A&R Bylaws became effective immediately upon approval by the Board and amend and restate entirely the Company’s Fourth Amended and Restated Bylaws. Among other things, the Fifth A&R Bylaws:

●	Clarify the ability of shareholders and proxyholders to attend and participate in shareholder meetings by means of remote communication equipment;
●	Permit delivery of notice of shareholder meetings by electronic communication;
●	Clarify the ability of directors to participate in Board meetings by means of remote communication equipment;
●	Update provisions relating to the “universal proxy” rules under Rule 14a-19 of the Securities Exchange Act of 1934 (the “Exchange Act”);
●	Modify the composition of officers of the Company;
●	Permit shares of stock of the Company to be represented in certificated and uncertificated form; and
●	Modify provisions related to the Company’s obligation to indemnify directors and officers to more closely track the Utah Revised Business Corporation Act;

The Fifth A&R Bylaws also make certain other technical, conforming, modernizing and clarifying changes to the prior bylaws of the Company. The forgoing summary of the Fifth A&R Bylaws is not a complete description of the Fifth A&R Bylaws and is qualified in its entirety by reference to the Fifth A&R Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 13, 2026, the Company held its Annual Meeting. A total of 59,648,292 shares of the Company’s common stock were entitled to vote at the Annual Meeting as of March 20, 2026, the record date for the Annual Meeting, of which 52,532,073 shares were represented in person or by proxy at the Annual Meeting.

The Company’s shareholders voted on the following proposals:

(1)	Election of four nominees, three to serve as directors until the Company’s 2029 Annual Meeting of Shareholders and one to serve as a director until the Company’s 2027 Annual Meeting of Shareholders, or until each of his or her successors is duly elected and qualified;
(2)	Non-binding advisory proposal to approve the compensation of the Company’s named executive officers, otherwise known as a “say-on-pay” vote;
(3)	Approval of the Merit Medical Systems, Inc. 2026 Equity Incentive Plan;
(4)	Approval of the Merit Medical Systems, Inc. 2026 Employee Stock Purchase Plan; and
(5)	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The voting results with respect to each of the proposals are set forth below.

Proposal 1 - Election of Directors

The votes cast for or withheld for each director nominee for the term length indicated were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Martha G. Aronson (three year term)	50,057,322	197,560	13,927	2,263,264
Lonny J. Carpenter (three year term)	49,048,111	1,206,492	14,206	2,263,264
Lynne N. Ward (one year term)	49,027,930	1,115,001	125,878	2,263,264
Scott R. Ward (three year term)	50,071,431	176,296	21,082	2,263,264

Accordingly, each of Martha G. Aronson, Lonny J. Carpenter and Scott R. Ward was elected to serve as a director of the Company until the Company’s 2029 Annual Meeting of Shareholders, and Lynne N. Ward was elected to serve as a director of the Company until the Company’s 2027 Annual Meeting of Shareholders, in each case, or until his or her successor is duly elected and qualified.

Proposal 2 - Advisory Vote on Executive Compensation

The voting results with respect to a non-binding advisory proposal to approve the compensation of the Company’s named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
48,835,995	1,415,355	17,459	2,263,264

Accordingly, a majority of votes cast with respect to the advisory “say-on-pay” proposal were “for” approval of the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.

Proposal 3 - Approval of the Merit Medical Systems, Inc. 2026 Equity Incentive Plan

The voting results with respect to the proposal to approve the Merit Medical Systems, Inc. 2026 Equity Incentive Plan were as follows:

For	Against	Abstain	Broker Non-Votes
48,750,003	1,510,844	7,962	2,263,264

Accordingly, the Company’s shareholders approved the Merit Medical Systems, Inc. 2026 Equity Incentive Plan.

Proposal 4 – Approval of the Merit Medical Systems, Inc. 2026 Employee Stock Purchase Plan

The voting results with respect to the proposal to approve the Merit Medical Systems, Inc. 2026 Employee Stock Purchase Plan were as follows:

For	Against	Abstain	Broker Non-Votes
50,109,861	151,208	7,740	2,263,264

Accordingly, the Company’s shareholders approved the Merit Medical Systems, Inc. 2026 Employee Stock Purchase Plan.

Proposal 5 - Ratification of Appointment of Independent Registered Public Accounting Firm

The voting results with respect to the proposal to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 were as follows:

For	Against	Abstain
50,369,058	2,151,392	11,623

Accordingly, the Company’s shareholders ratified the appointment of Deloitte and Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

No other matters were submitted to a vote of shareholders at the Annual Meeting.

Item 7.01. Regulation FD Disclosure.

On May 19, 2026, the Company issued a press release announcing the election of Scott R. Ward as a director of the Company. A copy of the press release is furnished as Exhibit 99.3 to this report and incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)            Exhibits

EXHIBIT NUMBER	DESCRIPTION

3.1	Fifth Amended and Restated Bylaws of Merit Medical Systems, Inc.
10.1	Merit Medical Systems, Inc. 2026 Equity Incentive Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed on May 15, 2026, File No. 333-295944)†
10.2	Merit Medical Systems, Inc. 2026 Employee Stock Purchase Plan†
10.3	Form of Restricted Stock Unit Award Agreement for Directors†
99.1	Summary of Merit Medical Systems, Inc. 2026 Equity Incentive Plan from proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 31, 2026
99.2	Summary of Merit Medical Systems, Inc. 2026 Employee Stock Purchase Plan from proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 31, 2026
99.3	Press release, dated May 19, 2026, entitled “Merit Medical Shareholders Elect Scott R. Ward to the Board of Directors”
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

† Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: May 19, 2026	By:	/s/ Brian G. Lloyd
Brian G. Lloyd
Chief Legal Officer and Corporate Secretary